                                                                    EXHIBIT 10.3

                            FIRST AMENDMENT TO LEASE

THIS AMENDMENT, dated this 10th day of July, 1997, between SFERS REAL ESTATE CORP. A, a Delaware corporation ("Landlord") and Nutraceutix, Inc. dba Bio Techniques Laboratories, Inc., a Delaware corporation ("Tenant"), for the Premises located in the City of Redmond, County of King, State of Washington, commonly known as 14810 NE 95th Street, Willows Business Center.

                                  WITNESSETH:

      WHEREAS, Landlord and Tenant, entered into that certain Lease date August 21, 1995; and

      WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. Unless otherwise specifically set forth herein, all capitalized terms herein shall have the same meaning as set forth in the Lease.

2. Amendments.

            The PREMISES as shown on the Reference Page is hereby amended to be addressed 14822 NE 95th Street. (See Exhibit A for outline of premises, attached hereto and incorporated herein by reference).

            The PREMISES RENTABLE AREA as shown on the Reference Page is hereby amended to approximately 1,879 square feet.

            The TERM OF LEASE as shown on the Reference Page is hereby extended for three (3) years commencing on August 1, 997 and ending July 31, 2000.

            The MONTHLY INSTALLMENT OF RENT as shown on the Reference Page is hereby amended to:
                        From: 08/01/97      To: 07/31/98      $1,036.00 NNN
                        From: 08/01/98      To: 07/31/99      $1,070.00 NNN
                        From: 08/01/99      To: 07/31/00      $1,110.00 NNN

            The TENANT'S PROPORTIONATE SHARE as shown on the Reference Pages is hereby amended to:
                        CAM/ESC: 1.14%  TAX: 1.14%  INS: 1.14%
                        (based on 1,879 Premises sf/164,202 Building sf)

3. Tenant Improvements. Provided the Lease is in full force and effect and Tenant is not in default thereunder, Landlord hereby agrees to pay to Tenant toward the cost of the Work an amount equal to the lessor of: (i) the actual cost of the Work; or (ii) $3,000.00 (the "Allowance"). Landlord shall pay Tenant the Allowance within thirty (30) days of completion of the work.

4. Incorporated. Except as modified herein, all other terms and conditions of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

5.    Limitation of Landlord's Liability.   Redress for any claim against
      Landlord under this Amendment or under the Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord, or its investment manager.

      IN WITNESS WHEREOF, Landlord and Tenant have executed the Amendment as of the day and year first written above.


LANDLORD:                                 TENANT:

SFERS REAL ESTATE CORP. A,                Nutraceutix, Inc.
a Delaware corporation                    dba Bio Techniques Laboratories, Inc.
                                          a Delaware corporation

By:    RREEF MANAGEMENT COMPANY,          By:   /s/  WILLIAM D. ST. JOHN
       a California corporation              ----------------------------------
                                                     William D. St. John
                                          Its:       President
By:   /s/  DOUG BAILEY
   -------------------------------        Date:  July 17, 1997
     Doug Bailey                               --------------------------------
Its: District Manager


Date: July 21, 1997
     -----------------------------        [SEAL]

                                   EXHIBIT A

            attached to and made a part of First Amendment to Lease
                         dated of July 10, 1997 between
                   SFERS REAL ESTATE CORP. A, as Landlord and
      Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., as Tenant
                 for the Premises known as 14822 NE 95th Street

                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

LEGAL DESCRIPTION:

Willows Business Center, building 6 located at 14822 NE 95th Street, Redmond, Washington, and situated on Lot 3, of the short plat of Lot 5, Willows Industrial Center, (SS-81-11, King County, recording number 811029-0435) Sections 2 & 3, Township 25 North, Range 5 East, W.M., King County, Washington.

SITE PLAN:

                            [SITE PLAN ILLUSTRATION]

                            CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )          ss.
COUNTY OF KING      )

     On this day of July 21, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Doug Bailey and ________________ , to be known to be the District Manager and _________________ of RREEF Mgmt. Co., a corporation, and acknowledged to me that they executed the same of behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.

                                   /s/ JANICE F. DAVIS
                                   -------------------------------------
                                   Notary Public in and for the
                                   State of Washington
                                   residing at Seattle




                            CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )          ss.
COUNTY OF KING      )

     On this day of July 17, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared William D. St. John, to be known to be the President and _________________ of NUTRACEUTIX, a corporation, and acknowledged to me that they executed the same of behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.

          [SEAL]                   /s/ JENNIFER GASPERTH
                                   -------------------------------------
                                   Notary Public in and for the
                                   State of Washington
                                   residing at Redmond





                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF            )
                    )          ss.
COUNTY OF           )

     On this ___ day of _________________, 199__, before me, the undersigned, a Notary Public in and for the State of __________________, personally appeared ___________________, to me known to be the person(s) named in the foregoing document, and acknowledged to me that ____________________________ executed the same freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.


                                   -------------------------------------
                                   Notary Public in and for the
                                   State of ____________________________
                                   residing at _________________________

5. Limitation of Landlord's Liability. Redress for any claim against Landlord under this Amendment or under the Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof, or any beneficiaries, stockholders, employees,or agents of Landlord, or its investment manager.

     IN WITNESS WHEREOF, Landlord and Tenant have executed the Amendment as of the day and year first written above.

LANDLORD:                               TENANT:

SFERS REAL ESTATE CORP. A,              Nutraceutix, Inc.,
a Delaware corporation                  dba Bio Techniques Laboratories, Inc.,
                                        a Delaware corporation

By:   RREEF MANAGEMENT COMPANY,         By:   /s/ WILLIAM D. ST. JOHN
      a California corporation                -----------------------
                                              William D. St. John         [SEAL]
                                        Its:  President
By:   /s/ DOUG BAILEY
      -------------------------         Date: July 17, 1997
      Doug Bailey
Its:  District Manager

Date: July 21, 1997

                         WILLOWS BUSINESS CENTER LEASE
                                 REFERENCE PAGE



BUILDING:                               WILLOWS BUSINESS CENTER

LANDLORD:                               SFERS REAL ESTATE CORP. A,
                                        a Delaware corporation

LANDLORD'S ADDRESS:                     14816 NE 95th Street, Redmond, WA 98052

LEASE REFERENCE DATE:                   August 21, 1995

TENANT: Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., a Washington corporation

TENANT'S ADDRESS:                       8340 154th Avenue NE
At Lease execution:                     Redmond, WA 98052

PREMISES:                               14810 NE 95th Street, Building 6
                                        (see Exhibit A for outline of premises,
                                        attached hereto and incorporated herein
                                        by reference)

PREMISES RENTABLE AREA:                 Approximately 1,538 square feet

USE: Research and development, manufacturing and marketing of natural nutraceutical products.

COMMENCEMENT DATE:                      September 1, 1995

TERMINATION DATE:                       August 31, 1997

TERM OF LEASE:                          Two (2) years, zero (0) months and zero
                                        (0) days beginning on the Commencement
                                        Date and ending on the Termination Date
                                        (unless sooner terminated pursuant to
                                        the Lease)

MONTHLY INSTALLMENT OR RENT:            From: 09/01/95  To: 08/31/96 $785.00 NNN
                                        From: 09/01/96  To: 08/31/97 $815.00 NNN

TENANT'S PROPORTIONATE SHARE:           *CAM/ESC: 0.94%  TAX: 0.94%  INS: 0.94%
                                        (based on 1,538 Premises sf/164,202
                                        Building sf)

SECURITY DEPOSIT:                       $865.00

ASSIGNMENT/SUBLETTING FEE:              $750.00

REAL ESTATE BROKER DUE COMMISSION:      Cushman and Wakefield

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through E, all of which are made a part of this Lease.


LANDLORD:                               TENANT:

SFERS REAL ESTATE CORP. A,              Nutraceutix, Inc., dba Bio Techniques,
a Delaware corporation                  Inc., a Delaware Corporation

By:  RREEF Management Company,          By:  /s/  WILLIAM D. ST. JOHN
     a California corporation              ------------------------------------
                                                  William D. St. John

By:                                     Its:  President
   --------------------------------
      Anne L. Johnston, R.P.A.
Its:  District Manager                  Date: 8-23-95
Date:                                        ----------------------------------
     ------------------------------

                                     LEASE



                                    LANDLORD
                           SFERS REAL ESTATE CORP. A




                                     TENANT
                               NUTRACEUTIX, INC.,
                                      DBA
                       BIO TECHNIQUES LABORATORIES, INC.

                               TABLE OF CONTENTS

      Article                                                              Page
 1.   PREMISES AND TERM....................................................   1
 2.   BASE RENT; SECURITY DEPOSIT..........................................   1
 3.   USE..................................................................   1
 4.   TAXES................................................................   2
 5.   REPAIRS..............................................................   2
 6.   ALTERATIONS..........................................................   4
 7.   INSPECTIONS..........................................................   4
 8.   UTILITIES............................................................   4
 9.   ASSIGNMENT AND SUBLETTING............................................   4
10.   INDEMNIFICATION PROVISION............................................   5
11.   CASUALTY AND CONDEMNATION............................................   5
12.   LIABILITY............................................................   6
13.   HOLDING OVER.........................................................   7
14.   QUIET ENJOYMENT......................................................   7
15.   EVENTS OF DEFAULTS...................................................   7
16.   REMEDIES.............................................................   8
17.   MORTGAGES............................................................   9
18.   MECHANIC'S AND OTHER LIENS...........................................   9
19.   NOTICES..............................................................  10
20.   MISCELLANEOUS........................................................  10
21.   CORPORATE AUTHORITY..................................................  11
22.   LIMITATION OF LANDLORD'S LIABILITY...................................  11

EXHIBIT A - PREMISES, LEGAL DESCRIPTION
EXHIBIT B - INITIAL ALTERATIONS
EXHIBIT C - RULES AND REGULATIONS
EXHIBIT D - HVAC MAINTENANCE AND REPAIR
EXHIBIT E - SIGNAGE CRITERIA

                         WILLOWS BUSINESS CENTER LEASE
                                 REFERENCE PAGE

BUILDING:                             WILLOWS BUSINESS CENTER

LANDLORD:                             SFERS REAL ESTATE CORP. A,
                                      a Delaware corporation

LANDLORD'S ADDRESS:                   14816 NE 95th Street, Redmond, WA 98052

LEASE REFERENCE DATE:                 August 21, 1995

TENANT: Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., a Washington corporation

TENANT'S ADDRESS:                     8340 154th Avenue NE
   At Lease execution:                Redmond, WA 98052

PREMISES:                             14810 NE 95th Street, Building 6
                                      (see Exhibit A for outline of premises,
                                      attached hereto and incorporated herein
                                      by reference)

PREMISES RENTABLE AREA:               Approximately 1,538 square feet

USE: Research and development, manufacturing and marketing of natural nutraceutical products.

COMMENCEMENT DATE:                    September 1, 1995

TERMINATION DATE:                     August 31, 1997

TERM OF LEASE:                        Two (2) years, zero (0) months and
                                      zero (0) days beginning on the
                                      Commencement Date and ending on the
                                      Termination Date (unless sooner
                                      terminated pursuant to the Lease)

MONTHLY INSTALLMENT OF RENT:          From: 09/01/95  To: 08/31/96  $785.00 NNN
                                      From: 09/01/96  To: 08/31/97  $815.00 NNN

TENANT'S PROPORTIONATE SHARE:         *CAM/ESC: 0.94% TAX: 0.94% INS: 0.94%
                                      (based on 1,538 Premises sf/164,202
                                      Building sf)

SECURITY DEPOSIT:                     $865.00

ASSIGNMENT/SUBLETTING FEE:            $750.00

REAL ESTATE BROKER DUE COMMISSION:    Cushman and Wakefield

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through E, all of which are made a part of this Lease.

LANDLORD:                             TENANT:

SFER REAL ESTATE CORP. A,             Nutraceutix, Inc., dba Bio Techniques
a Delaware corporation                Laboratories, Inc., a Delaware Corporation

By:   RREEF Management Company,       By:   /s/  WILLIAM D. ST. JOHN
      a California corporation            --------------------------------------
                                            William D. St. John

By:   ---------------------------     Its:  President
      Anne L. Johnston, R.P.A.
Its:  District Manager                Date: 8-23-95
                                           -------------------------------------
Date: ---------------------------

                                LEASE AGREEMENT

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises set forth and described in the Reference Page. This Lease is solely a lease of space in the Building and does not constitute a lease of any land. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1.   PREMISES AND TERM

     1.1 To have and to hold the same for a term (the "Term") commencing on the Commencement Date (the "Commencement Date") and ending on the Termination Date (the "Termination Date") described in Reference Page attached herewith unless sooner terminated pursuant hereto.

     1.2 The site plan attached hereto shows the floor plan of the Premises (the "Approved Plans"). The cost of any changes and/or additions requested by Tenant after Landlord and Tenant have agreed on the Approved Plans, including but not limited to the actual cost therefor, the cost of revisions in the plans and specifications and the cost of any delays in construction, whether or not such changes are finally agreed to, together with twenty percent (20%) of such costs for Landlord's overhead and profits, shall be paid as additional rent by Tenant upon Landlord's presentation of a bill therefor.

     1.3 Taking of possession by Tenant shall be deemed to establish conclusively that the Premises have been so completed and that the Premises are in good and satisfactory condition, as of when possession was so taken (except for such items Landlord is permitted to complete at a later date because of weather conditions or other causes beyond Landlord's reasonable control, which items shall be specified by Landlord to Tenant in writing). Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless expressly set forth in this Lease.

2.   BASE RENT; SECURITY DEPOSIT

Tenant agrees to pay to Landlord base rent for Premises for the entire Term at the rate(s) shown in Reference Page, one such monthly installment shall be due and payable without demand on or before the first day of each calendar month during the Term, provided, that the rental payment for any fractional calendar month shall be prorated. In addition, Tenant agrees to deposit with Landlord on the date hereof the security deposit shown in Reference Page, which sum shall be held by Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's obligations under this Lease, it being agreed that such deposit is not an advance rental deposit or measure of Landlord's damages. Upon the occurrence of any event of default by Tenant, Landlord may, for time to time, without prejudice to any other remedy, use such fund to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Any remaining balance shall be returned at such time after termination of this Lease when Landlord shall have determined that all Tenant's obligations under this Lease have been fulfilled.

3    USE

     3.1 Research and development, manufacturing and marketing of natural nutraceutical products. Tenant shall at its own costs and expense obtain any and all licenses and permits necessary for any such use. The outside storage of any property (including, without limitation, overnight parking of trucks and other vehicles) is prohibited. Tenant shall comply with all governmental laws, ordinances and regulations ("Laws") applicable to its use of the Premises and its occupancy and shall promptly comply with all governmental orders and direction for the correction, prevention and abatement of any violations or nuisances in or upon, or in connection with, the Premises, all at Tenant's sole expense. If as a result of any change in Laws, the Premises must be altered to lawfully accommodate the use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for the failure of the Tenant to comply with such Laws. Tenant and its employees, customers and licensees shall have the nonexclusive right to use in common with the other parties occupying the Building, common parking areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the Building), driveways and alleys adjacent to the Building. Landlord shall at all times have the right to promulgate such reasonable rules and regulations as it deems advisable for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Copies of rules and regulations, changes, and amendments will be forwarded to Tenant. Tenant shall be responsible for the compliance with such rules and regulations by Tenant's agents, employees, and invitees. It is understood that the tenant uses equipment or machinery that produces noise which may penetrate into neighboring suites. Therefore, the hours of operation for said machinery will be between 5:00 pm and 8:00 am, unless otherwise determined by Landlord at its sole discretion.

     3.2 Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively, "Hazardous


5/93 Willows                          1

Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole discretion), provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the premises or the environment.

      3.3 Without limiting the above, Tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Tenant, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this clause shall survive any termination of the Lease.

      3.4 Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Landlord) during the Lease term, and any other period of time during which Tenant is in actual or constructive occupancy of the Premises. Tenant shall take reasonable precautions to prevent the contamination of the Premise with Hazardous Materials by third parties.

      3.5 It shall not be unreasonable for Landlord to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or Sublessee's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or Sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or Sublessee's actions or use of the property in question; or (iii) the proposed Assignee or Sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

4.    TAXES

Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever ("Taxes") lawfully levied against the Building and improvements. For any real estate tax year applicable to the Term (or any renewal or extension of such Term), Tenant shall pay to Landlord as additional rent Tenant's proportionate share of the amount of such Taxes. Landlord may, at any time, deliver to Tenant its estimate (or revised estimate) of such additional amounts payable under this Paragraph for each tax year. On or before the first day of the next month and on or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent such amount as Landlord shall reasonably determine to be necessary to bring and keep Tenant current. As soon as practicable after the close of each tax year, Landlord shall deliver to Tenant a statement showing the total amount payable by Tenant under this Paragraph. If the statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, the excess shall be credited against the next monthly installment of rent. If the statement shows an amount due from Tenant that is more than the estimated payments previously paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the statement. Any payment with respect to any partial tax year shall be prorated. In addition, Tenant shall pay upon demand its proportionate share of any fees, expenses and costs incurred by Landlord in protesting any assessments, levies or the tax rate. If at any time during the Term the present method of taxation shall be changed so that in lieu or in addition to the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the Term "Taxes" for the purposes hereof.

5.    REPAIRS

      5.1 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements with the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original. Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be maintained by Landlord pursuant to subparagraph 10.1 hereof excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, enter into a regularly scheduled preventative

5/93 Willows                              2
maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). Tenant shall, at its own cost and expense, repair any damage to the Premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, invitees or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

        5.2 Landlord shall at its expense maintain in good repair, reasonable wear and tear and any casualty covered by insurance to be maintained by Landlord pursuant to subparagraph 10.1 excepted, the foundation, roof and walls of the Building. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

        5.3 As used in this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements (other than Taxes) of any kind and nature whatsoever incurred by Landlord in connection with the ownership, leasing, management, maintenance, operation and repair of the Building including without limitation, the cost of landscaping maintenance for the grounds around the Building, maintaining and repairing parking areas, driveways, paved areas, alleys, easements and railroad tracks, cleaning and janitorial services for the common areas, property management fees, removing snow and ice, common area utilities, maintaining and repairing electrical, sprinkler, plumbing, heating, ventilation and air conditioning systems and fixtures for common areas, decorating for common areas, roof repairs and maintenance, exterior painting, insurance premiums for all insurance policies and endorsements deemed by landlord to be reasonably necessary or desirable, license, permit, and inspection fees, accounting and legal fees, and any sales, use or services taxes incurred in connection therewith which Landlord shall pay or become obligated to pay in respect of a calendar year (regardless of when such Operating Costs were incurred), except the following (i) costs of capital improvements; (ii) depreciation; and (iii) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise, except reimbursements by tenants for Operating Costs.
Notwithstanding anything contained herein to the contrary, depreciation of any capital improvements made after the date of this Lease which are intended to reduce Operating Costs or which are required under any Laws which were not applicable to the Building at the time it was constructed, shall be included in Operating Costs. The useful life of any such improvement shall be reasonably determined by Landlord. In addition, interest on the undepreciated costs of any such improvement (at the prevailing construction loan rate available to Landlord on the date the cost of such improvement was incurred) shall also be included in Operating Costs. In the event Landlord elects to self insure or obtain insurance coverage in which the premium fluctuates in proportion to losses incurred, then Landlord shall estimate the amount of premium that Landlord would have been required to pay to obtain insurance coverage (or insurance coverage without such provision) with a recognized carrier and such estimated amount shall be deemed to be an Operating Cost. Landlord may, in a reasonable manner, allocate insurance premiums for so-called "blanket" insurance policies which insure other properties as well as the Building of said allocated amount shall be deemed to be an Operating Cost.

        5.4 Tenant shall pay upon demand to Landlord for any calendar year falling partly or wholly within the Term as additional rent its proportionate share of Operating Costs. Any payment to be made pursuant to this paragraph with respect to any partial year shall be prorated. In the event during all or any portion of any calendar year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment in Operating Costs for such year, employing sound accounting and management principles, to determine Operating Costs that would have been paid or incurred by Landlord had the Building been fully rented and occupied and the amount so determined shall be deemed to have been Operating Costs for such year. Landlord may, at any time, deliver to Tenant its estimate (or revised estimate) of such additional amounts payable under this Paragraph for each calendar year. On or before the first day of the next month and on or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent such amount as Landlord shall reasonably determine to be necessary to bring and keep Tenant current. As soon as practicable after the close of each calendar year, Landlord shall deliver to Tenant a statement showing the Operating Costs payable under subparagraph 5.3 above and Tenant's proportionate share thereof. If the statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, the excess shall be credited against the next monthly installment of rent. If the statement shows an amount due from Tenant that is more than the estimated payments previously paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the statement. Any payment with respect to any partial tax year shall be prorated.

        5.5 Landlord may at Tenant's expense, enter into and keep in force during the term of the Lease, a scheduled preventative maintenance/service contract with a maintenance contractor approved by Landlord, for servicing all heating and air conditioning systems and equipment within the Premises which shall include a thorough inspection of all filters, belts, controls and all functions of the operational equipment and replacement of the aforementioned components if necessary, and Tenant shall pay Landlord upon demand, as additional rent hereunder, the cost thereof. Refer to Exhibit D for preventative maintenance specifications.
                                                                         _______
                                                                         Initial

6.    ALTERATIONS

Tenant shall not make any alterations, additions or improvements ("Alterations") to the Premises without the prior written consent of Landlord, which consent may in Landlord's sole discretion be withheld. Each request shall be accompanied by plans detailing the proposed Alteration. In connection with any request, Landlord may retain the services of an architect and/or engineer and Tenant shall reimburse Landlord for the reasonable fees of such architect and/or engineer. If Landlord shall consent to any Alterations, Tenant shall construct the same in accordance with all Laws and shall, prior to construction, provide such assurances to Landlord, (including but not limited to, waivers of lien, surety company performance bonds and personal guarantees of individuals of substance) as Landlord shall require to protect Landlord against any loss from any mechanics', materialmen's or other liens. At the time of completion each Alteration, Tenant shall deliver to Landlord a set of final "as-built" plans. All Alterations and partitions erected by Tenant shall be and remain the property of Tenant during the Term and Tenant shall, unless Landlord otherwise elects at the time of termination, remove all Alterations and partitions erected by Tenant (but not any improvements erected for the Tenant by Landlord at the commencement of the Term) and restore the Premises to their original condition by the date of termination of this Lease or upon earlier vacating of the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises; upon any such removal Tenant shall restore the Premises to their original condition (including the removal of all fastening bolts and the patching of the walls and floors where necessary). All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the Building. Tenant shall not install any signs upon the Building.

7. INSPECTIONS

Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time: (i) to ascertain the condition of the Premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this Lease; (iii) to supply any service to be provided by Landlord to Tenant hereunder; (iv) to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease (and may for that purpose, without abatement of rent, erect, use and maintain scaffolding, pipes, conduits, and other necessary structures in, through or on the Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably); (v) to show the Premises to prospective tenants, purchasers or mortgages; and (vi) to do any other act or thing which Landlord deems reasonable to preserve the Premises.

8.    UTILITIES

Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, including without limitation, Tenant's proportionate share as determined by Landlord of the cost of any central station signaling system installed in the Premises or the Building together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility service on or to the Premises.

9. ASSIGNMENT AND SUBLETTING

      9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee the relevant terms of any sublease and copies of financial reports and other relevant financial information on the proposed subtenant or assignee. In no event may Tenant sublease, nor will Landlord consent to any sublease of all or any portion of the Premises if the rent is determined in whole or in part upon the income of profits derived by the subleasee (other than a rent based upon a fixed percentage or percentage of receipts or sales). Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of an event of default, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.

      9.2 In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this paragraph, the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this paragraph only a portion of the Premises, the rent during the unexpired Term shall abate proportionately based on the rent per square foot contained in this Lease. In the event that Tenant sublets, assigns or otherwise transfers its interest in this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord fifty percent (50%) of the gross increase in such rent and fifty percent (50%) of any other consideration as received by Tenant. Tenant shall pay to Landlord on demand, a reasonable service charge for the processing of the application for consent and preparation of the consent and/or the assumption documents.

      9.3 It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (i) the proposed assignee's or sublessee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed assignee or sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee of sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of Hazardous Material.

10.   INDEMNIFICATION PROVISION

Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage or any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by the negligent or willful act of Landlord, or its agents, employees or contractors. Tenant shall defend, indemnify, and save Landlord harmless from and against any and all claims, actions, lawsuits, damages, liability, and expense (including, without limitation, attorney's fees) arising from: (i) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the loss, damage, or injury by Tenant, its agents, servants, employees, contractors, customers or invitees; (ii) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (iii) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy; or (iv) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability prior to such termination.

11.   CASUALTY AND CONDEMNATION

      11.1 Landlord shall maintain all insurance policies deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation or operation of the Building, including standard fire and extended coverage insurance covering the Building in an amount not less than ninety percent (90%) of the replacement cost thereof or, at Landlord's option, all risk coverage and, if Landlord so elects, earthquake, flood and wind coverage. Subject to the provisions of subparagraph 10.2 below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder. Tenant shall maintain insurance on all Alterations erected by or on behalf of Tenant in, on or about the Premises (but not any improvements erected for Tenant by Landlord at the commencement of the Term) in an amount not less than ninety percent (90%) of the replacement cost thereof. Such insurance shall be for the sole benefit of Tenant and under its sole control provided that Tenant shall be obligated to immediately commence the rebuilding of the improvements erected by Tenant and to apply such proceeds in payment of the cost thereof.

      11.2 If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 10.1, but only to such extent that the Building can in Landlord's estimation be materially restored within two hundred fifty (250) days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term), this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which they existed prior to such damage, except Landlord shall not be required to rebuild, repair, or replace any or part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. For purposes hereof the Building shall be deemed "materially restored" if it is in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which they were then being used. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the Premises are untenantable shall be reduced to such extent as may be fair and reasonable. In the event that Landlord should fail to complete such material restoration within the two hundred fifty
(250) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease within thirty (30) days thereafter by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon the Term shall end on the date of such notice as if the date of such notice were the date originally fixed in the Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. If the Building should be damaged or destroyed and Landlord is not required to rebuilding pursuant to the provisions of subparagraph 10.2, this Lease shall terminate upon notice to Tenant, given within sixty (60) days after Landlord is notified by Tenant of such damage, effective as of the date of such damage as if the date had been originally fixed in the Lease for the expiration of the Term.

     11.3 Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, than Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such request is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in the Lease for the expiration of the Term.

     11.4 Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire, extended coverage perils, vandalism or malicious mischief, sprinkler leakage, or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

     11.5 If the whole or any substantial part of the Premises or Building should be taken for any public or quasi-public use under any Law or by right of eminent domain, or by private purchase in lieu thereof (a "Condemnation") and the taking would prevent or materially interfere with the use of Premises or the Building for the purpose for which they are then being used, this Lease shall terminate effective when the physical taking shall occur as if the date of such taking were the date originally fixed in the Lease for the expiration of the Term. If part of the Premises shall be Condemned, and this Lease in not terminated as provided above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable. Landlord shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible. In the event of any such Condemnation, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided, that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

12.     LIABILITY

     12.1 Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever for any injury to persons or damage to property on or about the Premises, the Building resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, employees, invitees or any other person entering upon the Premises, or caused by the Building becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Building, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Building and Landlord from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs.

     12.2 Tenant shall keep in force throughout the Term: (i) a Commercial General Liability insurance policy or policies to protect Landlord, Landlord's mortgagee and agent, if any, against any liability to the public or to any invitee of Tenant or Landlord, Landlord's mortgagee or agent, incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit not less than One Million Dollars ($1,000,000) per occurrence and not less than Two Million Dollars ($2,000,000) in the annual aggregate or such larger amount as Landlord may prudently require from time to time covering bodily injury and property damage liability and One Million Dollars ($1,000,000) products/completed operations aggregate; (ii) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than One Million Dollars ($1,000,000) per accident; (iii) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (iv) Employers Liability with limits of Five Hundred Thousand Dollars ($500,000) each accident, Five Hundred Thousand Dollars ($500,000) disease policy limit, Five Hundred Thousand Dollars ($500,000) disease -- each employee; (v) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, paneling, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and (vi) Business Interruption Insurance with limit of liability representing loss of at least approximately six months of income.

     12.3 Each of the aforesaid policies shall (i) be provided at Tenant's expense; (ii) name the Landlord and building management company, if any, as additional insured; (iii) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (iv) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice (ten (10) days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     12.4 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

13.  HOLDING OVER

Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of this Lease for one year, and from year to year thereafter, or (ii) creation of month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental (or daily rental under clause (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the total rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of clause (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be treated at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry nor shall receipt of any rent or any other act in apparent affirmance of tenancy operate as a waiver of the right to terminate this Lease.

14.  QUIET ENJOYMENT

Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth, and performing its other covenants and agreements herein set forth shall peaceable and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third parties; however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

15.  EVENTS OF DEFAULT

The following events shall be deemed to be events of default by Tenant under this Lease:

     15.1 Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, and such failure shall continue for a period of three (3) days, from the date such payment was due; or

     15.2 Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

      15.3 Tenant shall fail to immediately vacate the Premises upon termination of this Lease or upon termination of Tenant's right to possession only; or

      15.4 The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgement rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant.

16.   REMEDIES

Upon the occurrence of any such events of default described in Paragraph 14 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

      16.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

      16.2 Upon any such termination of this Lease, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom without being deemed in any manner guilty or trespass, eviction or forcible entry or detainer and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

      16.3 Upon any termination of this Lease, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amount treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated Term, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph 15.4 relating to recovery of the Premises, preparation for reletting and for reletting itself) which the parties agree shall in no event exceed sixty percent (60%) of the then present value of the rent for the period, and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant.

      16.4 Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may at Landlord's option, inter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof as provided in subparagraph 15.2 above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term.

            16.4.1 Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as part of a larger area, and the right to change the character or use made of the Premises). If Landlord decides to relet the Premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that Landlord shall only be required to use the same efforts Landlord then uses to lease other properties Landlord owns or manages (or if the Premises are then managed for Landlord, then Landlord will instruct such manager to use the same efforts such manager then uses to lease other space or properties which it owns or managers); provided, however, that Landlord (or its manager) shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord (or its manager) may be leasing or have available and may place a suitable prospective tenant in any such available space regardless of when such alternative space becomes available; provided, further, that Landlord shall not be required to observe any instruction given by Tenant about such reletting or accept any tenant offered by Tenant unless such offered tenant has a creditworthiness acceptable to Landlord, leases the entire Premises, agrees to use the Premises in a manner consistent with the Lease and leases the Premises at the same rent, for no more than the current Term and on the same other terms and conditions as in this Lease without the expenditure by Landlord for tenant improvements or broker's commissions. In any such case, Landlord, may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof together with Landlord's expenses of reletting, including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder, and other sums reserved in this Lease for the remaining Term, together with the cost of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting an the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit from time to time to recover sums falling due under this section.

      16.5 Landlord may at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting with a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expense which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

      16.6 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, costs and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord by Tenant.

            16.6.1 In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten
(10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

            16.6.2 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord or of any damages accruing to Landlord. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred.

17.   MORTGAGES

Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the Building, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed or trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of evidencing the subjection and subordination of this Lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this Lease to the lien of any such mortgage, as may be the case.

18.   MECHANIC'S AND OTHER LIENS

Tenant agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interests in the Premises and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of assorted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. If any such lien shall remain in force and effect for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee in the Premises and Landlord and any such mortgagee are, by the expiration of twenty (20) day period, furnished such protection and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee.

19.     NOTICES

        Any notice of document required or permitted to be delivered hereunder shall be deemed to be delivered upon receipt if delivered personally or by contract carrier or, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses described in the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If and when included within the term "Landlord" or "Tenant" as used in this instrument, there are more than once person, firm or corporation, all shall jointly arrange amount themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

20.     MISCELLANEOUS

        20.1 The terms, provisions and covenants and conditions contained in this Lease shall apply to inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor, as the case ma be, shall upon such assignment become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder.

        20.2 Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to Landlord or any prospective Landlord, mortgagee or prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or such mortgagee certifying and stating accurate statements required by Landlord or such mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale of funding of any loan caused by any misstatement contained in such estoppel certificate. If Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord on behalf of Tenant.

        20.3 All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to Taxes, Operation Costs and the like and all obligations concerning the condition of the Premises. Upon the expiration of earlier termination of the Term, and prior to Tenant vacating the Premises, Landlord and Tenant shall jointly inspect the Premises and Tenant shall pay to Landlord any amount estimated by Landlord as necessary to put the Premises, including without limitation heating and air conditioning systems and equipment therein, in good condition and repair. Any work required to be done by Tenant prior to its vacation of the Premises which has not been completed upon such vacation, may be completed by Landlord at Tenant's expense. Tenant shall also, prior to vacating Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Taxes and Operating Costs. All such amounts hall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.

        20.4 Tenant's "proportionate share" as used in this Lease shall mean a fraction, the numerator of which is the rentable area (other than any designed parking and loading areas) contained in the Premises and the denominator of which is the rentable area contained in the Building, in each case as determined by Landlord.

     20.5 Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described herein; and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

     20.6 Neither party shall record this Lease or a memorandum hereof without the prior written consent of the other party and the party seeking the recording shall pay all charges and taxes incident thereto.

     20.7 In no event shall Landlord's liability for any breach of any contractual obligation of this Lease exceed the amount of rental then remaining unpaid for the then current Term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event.

21.  CORPORATE AUTHORITY

If Tenant is a corporation, Tenant represents and warrants that this Lease and the undersigned's execution of this Lease has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation.

22.  LIMITATION OF LANDLORD'S LIABILITY

Redress for any claims against Landlord under this Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the leased Premises are a part. The obligation of Landlord under this Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.


The parties hereto have executed this Lease on the date specified immediately below their respective signatures.


LANDLORD:                               TENANT:

SFERS REAL ESTATE CORP. A,              Nutraceutix, Inc., dba Bio Techniques
a Delaware corporation                  Laboratories, Inc., a Delaware
                                        Corporation

By:  RREEF Management Company,          By:  /s/ WILLIAM D. ST. JOHN
     a California corporation               ----------------------------------
                                             William D. St. John

By:                                     Its: President
    ------------------------------
      Anne L. Johnston, R.P.A.
Its:  District Manager                  Date:  8-23-1995
                                              --------------------------------

Date:
      ----------------------------

                                   EXHIBIT B

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 21, 1995 between
                   SFERS REAL ESTATE CORP. A, as Landlord and
      Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., as Tenant
                 for the Premises known as 14810 NE 95th Street

                              INITIAL ALTERATIONS

Notwithstanding anything to the contrary contained herein or any Exhibits attached hereto, both parties agree that the premises are to be delivered to Tenant in an "as-is" condition. Taking of possession by Tenant shall be deemed to establish that the Premises are in good and satisfactory condition, as of when possession was so taken, unless the Landlord is otherwise notified. Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless expressly set forth in this Lease.

                                   EXHIBIT A

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 21, 1995 between
                   SFERS REAL ESTATE CORP. A, as Landlord and
       Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., as Tenant
                 for the Premises known as 14810 NE 95th Street


                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 6 with respect to arrangements and/or locations of public parts of the Center and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

Legal Description:

Willows Business Center, building 6 located at 14810 NE 95th Street, Redmond, Washington, and situated on Lot 3, of the short plat of Lot 5, Willows Industrial Center, (SS-81-11, King County, recording number 811029-0309) Sections 2 & 3, Township 25 North, Range 5 East, W.M., King County, Washington

Site Plan:



                            [SITE PLAN ILLUSTRATION]




                      Building #6 Willows Business Center
                      Redmond, Washington

                                   EXHIBIT D

                            PREVENTATIVE MAINTENANCE
                        ROOF TOP PACKAGED A/C EQUIPMENT

                                  Page 2 of 2

o Attach an amprobe meter on operating unit to record operating amperage on all electrical supply legs to the unit. (Preferably on an elevated cooling load day.)

o Leak check equipment for refrigerant leaks making sure to check previously identified leak (marked) repairs for tightness. Write-up a service order for repair of any new or reoccurring leaks detected.

o     Enter conditions, repairs, and changes in the equipment history log.

QUARTERLY

(The following preventative maintenance items should be completed on a quarterly basis.)

o Replace ventilation side air filter(s). Make sure that correct size and fit is being used.

o Operationally observe the performance of the unit. Check to be sure the condenser coils have not fouled-up since last cleaned, the unit doesn't have excessive vibration, and all unit electrical component covers are in place.

o     Enter conditions, repairs and changes in the equipment history log.

                                   EXHIBIT E

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 21, 1995 between
                   SPERS REAL ESTATE CORP. A, as Landlord and
       Nutraceutix, Inc., dba Bio Techniques Laboratories, Inc., as Tenant
                 for the Premises known as 14810 NE 95th Street

                                SIGNAGE CRITERIA


All proposed tenant signage must be submitted for review and approval to:


        The RREEF Funds
        14816 NE 95th Street
        Redmond, WA 98052



This signage criteria applies to all tenants.

Landlord provides a blank sign (12" x 47" off-white background with a teal boarder, with a french cleave on the back of the sign) to Tenant.

Tenant contacts Laura Gates at Morup Signs (883-6337) and provides them with a business card, and they will add the tenant logo on the sign.

The lettering on the sign will be black. The size of the lettering varies depending on the length of the tenant name and tenant logo.

Morup Signs also provides the tenant directory strip in the street directory. Tenant needs to specify how they would like their name to appear on the directory.

If Landlord give Tenant a blank sign that has a previous tenant's name on it, Morup Signs will repaint the sign and charge that portion to Landlord.

Cost of Directory is $25.00.
Cost of the Entrance Sign depends on logo, starting at $75.00 plus. This price includes pick up and delivery of sign blank.


                          [LOGO PLACEMENT ON SIGNAGE]

                            CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )          ss.
COUNTY OF KING      )

     On this day of 23rd August, 1995, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared William St. John and ________________ , to be known to be the President and _________________ of
Natural Nutraceutix, a corporation, and acknowledged to me that they executed the same of behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.

          [SEAL]                   /s/  MALIVANH RANES
                                   -------------------------------------
                                   Notary Public in and for the
                                   State of Washington
                                   residing at Seattle




                            CORPORATE ACKNOWLEDGMENT

STATE OF            )
                    )          ss.
COUNTY OF           )

     On this day of _________, 199__, before me, the undersigned, a Notary Public in and for the State of _______________________, personally appeared _______________________ and _______________________ , to be known to be the
_______________ and _______________ of _______________, a corporation, and acknowledged to me that they executed the same of behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.

                                   _____________________________________
                                   Notary Public in and for the
                                   State of ____________________________
                                   residing at _________________________





                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF            )
                    )          ss.
COUNTY OF           )

     On this ___ day of _________________, 199__, before me, the undersigned, a Notary Public in and for the State of __________________, personally appeared ___________________, to me known to be the person(s) named in the foregoing document, and acknowledged to me that ____________________________ executed the same freely and voluntarily for the uses and purposes therein mentioned.

     Witness my hand and official seal the day and year in this certificate first above written.


                                   _____________________________________
                                   Notary Public in and for the
                                   State of ____________________________
                                   residing at _________________________